UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 29, 2000



                              KANEB SERVICES, INC.
               (Exact name of registrant as specified in charter)



        Delaware                        001-05083                74-1191271
 (State of Organization)         (Commission File No.)       (I.R.S. Employer
                                                            Identification No.)



2435 North Central Expressway
Richardson, Texas                                                       75080
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4000

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Item 5.  Other Events.

         Registrant announced November 27, 2000 the decision of the Board of Directors to distribute its pipeline, terminaling and product marketing business to its stockholders in the form of a new limited liability company (the "LLC"). It is the Registrant's intent to complete this action by mid-year 2001.

         This newly formed LLC will own the general partner interest and 5.1 million limited partner units of Kaneb Pipe Line Partners, L.P. currently held by the Registrant, and the Registrant's wholly owned petroleum product marketing subsidiary. The Registrant's stockholders will retain their stake in the Registrant's growth businesses, which are focused on technology and technical services.

         The Registrant's press release dated November 27, 2000, with respect to this matter is attached as an exhibit to this Current Report.


Item 7.   Financial Statements and Exhibits.

         (c)      Exhibits.

        22.1      -   News Release dated November 27, 2000.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KANEB SERVICES, INC.



                                        By:   MICHAEL R. BAKKE
                                              Michael R. Bakke, Controller


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                                INDEX TO EXHIBITS
--------------------------------------------------------------------------------

Number    Exhibit
------    ----------------------------------------------------------------------
 22.1     News Release dated November 27, 2000.


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